Premises and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Premises and Equipment

The following table is a summary of premises and equipment.

	December 31,
	2012	2011
	(Dollars in thousands)
Land	$72,499	$64,226
Construction in progress	2,498	1,849
Buildings and improvements	135,840	114,081
Leasehold improvements	5,158	5,147
Equipment	51,548	36,212

Gross premises and equipment	267,543	221,515
Accumulated depreciation	(41,789)	(34,982)

Premises and equipment, net	$225,754	$186,533